UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2021

Iconic Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-227420	13-4362274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Seabro Avenue

Amityville, New York 11701

(Address of Principal Executive Offices)

(631) 464-4050

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 23, 2021, Mazars USA LLP (“Mazars”) was appointed as the new independent registered public accounting firm for Iconic Brands, Inc. (the “Company”). Prior to engaging Mazars on December 23, 2021, the Company had not consulted Mazars regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with Mazars regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of Mazars, on December 23, 2021, Qi CPA LLC (“Qi”) resigned as the independent registered public accounting firm for the Company. The decision to change audit firms from Qi to Mazars was approved by the Company’s Board of Directors.

Since December 14, 2020, the date on which Qi was engaged and through December 23, 2021, there were no disagreements with Qi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Qi’s satisfaction, would have caused Qi to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements.

During the period from December 14, 2020 through December 23, 2021, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Qi with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Qi furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 hereto is a copy of Qi’s letter to the SEC, dated December 23, 2021.

2

Item 9.01	Financial Statements and Exhibits.

Exhibit No	Exhibit
16.1	Letter from Qi CPA LLC, dated December 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIC BRANDS, INC.

Dated: December 23, 2021	By:	/s/ David Allen
	Name:	David Allen
	Title:	Chief Financial Officer

4